Exhibit 99.1

On the Right Path Q2 2017 Investor Presentation July 19, 2017 (NYSE MKT: CTO) Whole Foods Market Center Sarasota, Florida

Forward Looking Statements 2 Forward Looking Statements If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Endnote references (A) through (I) provided in this presentation are defined on Slide 52

CTO’s Strategy 3 From 2012 to June 30, 2017 As of June 30, 2017 As of July 17, 2017 Consistently Executed Since 2011 Monetizing Land (Using 1031 structure) Grow, Improve, Enhance and Diversify Convert into Income Efficient Overhead - Conservative Balance Sheet Return Capital to Shareholders Commitment to Governance and Alignment Grow NAV and Narrow Discount of Stock Price to NAV Under current management - sold 2,620 acres of land (1) with additional  2,100 acres under contract (2)(A) Portfolio value of >$335 million with ≈$22 million in NOI (2)(C), growing free cash flow Income Property Portfolio Located in strong, high-growth markets like Raleigh, Santa Clara, Dallas, and Austin Monetizing land at prudent pace, converting to income, increasing free cash flow Consistent leverage policy < 40% of TEV (E), currently approximately 33% (3) Repurchased $20.8 million since 2012(1)(B)(D) – accretive to NAV, doubled annual dividend and moved to quarterly payment Executive Compensation Aligned with Shareholders; Annually Elected Board; Large Percentage of NEOs’ Net Worth in CTO stock

Reasons to Consider CTO? Trading at Discount to NAV Free Cash Flow Positive Self-Funding Investment Platform – Organically Created Capital from Monetizing Land on Tax Deferred Basis through 1031 Structure Not serial issuer of equity Active Share Repurchase Program (B)(D) Strong Pipeline of Land Sales under Contract (A) Strong Florida Market/Inbound Migration of Population and Job Growth Superior Income Property Portfolio vs. REIT Peers – Better/Stronger markets Balance of Office and Retail Portfolio – with Optionality of Opportunistic Growth Shorter Average Lease Terms – Faster Growth in Income as Below Market Leases Roll to Market Rates Exposure to Jimmy Buffett Margaritaville Brands – through LandShark Bar & Grill and Latitude Margaritaville Projects 4 Self Funding More Income Versus Land Wells Fargo Raleigh, NC Bank of America Monterey, CA

5 Total Revenues ($000’s) Operating Income ($000’s) Basic Earnings Per Share Book Value Per Share Track Record of Strong Operating Results Annual Results for 2012 – 2016 and YTD 2017 (as of June 30, 2017) Consistent Growth in Key Metrics 2016 Highest Annual EPS in CTO History 2012 – 2016 CAGR 43.9% 2012 – 2016 CAGR 156.4% 2012 – 2016 CAGR 131.3% 2012 – 2016 CAGR 7.3% $16,581 $26,070 $36,057 $42,998 $71,075 $61,551 $- $20,000 $40,000 $60,000 $80,000 2012 2013 2014 2015 2016 YTD 2017 $0.10 $0.64 $1.11 $1.44 $2.86 $2.95 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2012 2013 2014 2015 2016 YTD 2017 $864 $6,279 $12,593 $20,269 $37,320 $30,890 $- $10,000 $20,000 $30,000 $40,000 2012 2013 2014 2015 2016 YTD 2017 $19.58 $20.53 $21.83 $22.81 $25.97 $28.34 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2012 2013 2014 2015 2016 YTD 2017

CTO Snapshot 6 As of June 30, 2017 (unless otherwise noted) Operating Segments Land Holdings (2) Income Properties Loan Investments Subsurface Interests (2) As of July 17, 2017 Land holdings and subsurface interests are part of the real estate operations segment Based on announced Q3 Quarterly Dividend of $0.05/per share Equity Market Cap (1) $315.6 million Debt (E) $173.3 million Total Enterprise Value (‘TEV’) (1) (E) $488.9 million Cash (including 1031 restricted cash) $ 10.6 million Leverage (net debt to TEV) (1) (E) 33.3% Closing Price (1) $56.13 Annual Dividend (3) $0.20 52-Week High (1) $57.90 52-Week Low (1) $46.85 Shares Outstanding 5.623 million Average Daily Trading Volume (1) 11,082 Converting Land to Income  Growing Cash Flow 8,100 Acres Undeveloped Land With 26%  2,100 Acres Under Contract $69.5 million (1)(A) Avg. Price $34k/acre 36 Properties (1) >1.9 million Sq. Ft. (1) Retail and Office NOI 22.0 million (C) Value at 6.0% - 6.5% Cap Rate (F) = $338 million - $367 million 3 Loans Hotel & Retail NOI = $2.2 million Average Yield 9.2% $24 million principal Max. Maturity  1.6 yrs. 500,000 Acres $8.5 million in Revenue from 2014 - 2016 MONETIZE GROW HOLD TO MATURITY MONETIZE Founded in 1910  Public Company Since 1969

Implied Value of Our Land 7 As of July 17, 2017 Includes book value of Beach Parcel Meaningful Discount to Average Price Per Acre Equity Market Cap [closing price $56.13] (1) $316mm Debt (E) $173mm 1031 Tax Deferred Liabilities $68mm Total Adjusted Enterprise Value (TAEV)(1) (E) $557mm Less: Income Properties (Value @ 6.5% cap rate on NOI) (C) ($338mm) Less: Basis in Commercial Loan Investments ($24mm) Less: Estimated Value – Subsurface Interests (A) [Est. Value] ($15mm) Less: Cash & 1031 Restricted Cash ($11mm) Less: Book Value of Impact Fees & Mitigation Credits, Golf, and Other Assets (2) (A) ($18mm) Net TAEV Attributable to Land (1) $151mm Less: Value of Land Pipeline Contracts ( 2,100 acres @ approx. $34k/acre) (1) (A) ($69mm) Net TAEV Attributable to Remaining  6,000 Acres of Land (“Remaining Acres”) (1) (E) $82mm Remaining Acres  6,000 Net TAEV per Acre Attributable to Remaining Acres (1) (E)  $13,700 per Acre Net TAEV per Acre Attributable to Remaining Acres (excl. 1031 Def Tax Liab.) (1) (E)  $2,300 per Acre How Does Stock Market Value our Land? As of June 30, 2017

8 (Land Sales in $000’s) Momentum Monetizing Land Monetizing Land With Tax Deferred Strategy Annual Land Sales for 2005 – 2016, YTD 2017 & Pipeline (A) as of 6/30/17 2012 – YTD 2017 Total Sales  $88.3mm Acres Sold  2,620 Current Management Team 2005 – 2011 Total Sales  $86.7mm Acres Sold  1,077 7 years ≈ 6 years Current CEO Hired August 2011 Dramatic Acceleration Monetizing Land $36,205 $20,703 $23,095 $4,258 $2,502 $0 $0 $618 $2,990 $8,807 $22,529 $13,759 $39,564 $69,500 $0 $20,000 $40,000 $60,000 $80,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 2017 Pipeline

9 Analysis of Price/Acre (since 2012) Demonstrating Value  Value Indicators for Remaining Land Holdings East of I-95 West of I-95 Under Contract as of June 30, 2017 (A) Total Average Price per Acre $33k (Sales Price & Avg. Price Per Acre in $000’s) $9,600 $11,100 $12,400 $17,200 $18,600 $21,300 $29,800 $34,900 $37,200 $45,600 $58,400 $62,100 $83,300 $97,900 $103,000 $117,000 $127,900 $138,700 $158,600 $168,500 $177,200 $210,000 $245,000 $248,600 $249,200 $273,000 $274,400 $296,700 $316,800 $381,800 $400,000 $454,500 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 ICI HOMES RESIDENTIAL E-95 ICI HOMES MINTO I MINTO 2 RESIDENTIAL W-95 TOP BUILD HQ RESIDENTIAL E-95 P&S PAVING MINTO SALES CTR. COMMERCIAL W-95 RESIDENTIAL E-95 VOLUSIA ORTHO COMMERCIAL W-95 DISTRIBUTION CENTER VANTRUST - B. BRAUN HALIFAX HUMANE SOC. NORTH AMER DEV. GP. INTEGRA CARMAX COMMERCIAL W-95 VOLUSIA ORTHO SUPERWASH SAM'S TANGER NORTH AMER. DEV GP. COMMERCIAL E-95 SPECIALTY GROCER INTRACOASTAL RACETRAC BUC-EE'S NORTH AMER DEV. GP. Acres Sales Price Average Price Per Acre East of I-95 442 75,326 $ 170.5 $ West of I-95 4,229 78,697 $ 18.6 $ Total 4,670 154,023 $ 33.0 $ Acres Sales Price Average Price Per Acre Residential 4,240 73,572 $ 17.4 $ Commercial 430 80,451 $ 186.9 $ Total 4,670 154,023 $ 33.0 $

10 SF – Single Family; AR – Age Restricted Commercial/Retail 7 Different Buyers; 26% of Remaining Land Pipeline of Potential Land Sales (A) As of June 30, 2017 Substantial Pipeline for Continued Growth 1 2 4 7 3 6 5 Contract/Parcel Acres Contract Amount (rounded) Price per Acre (rounded) Timing Minto (AR Residential) 1,686 $31.4mm $19,000 ’18 - ‘19 ICI (SF) – Option Parcel 146 $1.4mm $10,000 ’18 - ‘19 Residential (SF) 129 $2.8mm $21,000 ’18 - ‘19 North Amer. Dev Grp 62 $17.0mm $273,000 ’17 – ‘18 Buc-ee’s 35 $14.0mm $400,000 ’18 – ‘19 Specialty Grocer 9 $2.7mm $300,000 ’18 – ‘19 Industrial Land 5 $0.3mm $60,000 ‘17 Totals/Average 2,100 $69.5mm $34,000 2 1 5 6 4 7 3 Total Acres West of I-95 Approx. 7,000 Acres Total Acres East of I-95 Approx. 1,100 Acres

11 Land Under Contract (A) Tomoka Town Center Acres already purchased by NADG 38 acres 24 acres Total Acres (Remaining Under Contract) 62 Sales Price $17mm Price Per Acre $273,000 Expected Closing ‘17 – ‘18 Big Box Retail Power Center Acres under contract with NADG

12 Land Under Contract (A) Commercial/Retail  First Buc-ee’s Outside Texas Total Acres 35 Sales Price $14.0mm Price Per Acre $400,000 Expected Closing ‘18 – ‘19 35 Acres Under Contract

13 Land Under Contract (A) Total Acres 9 Sales Price $2.7mm Price Per Acre $300,000 Expected Closing ‘18 – ‘19 Commercial/Retail  National Specialty Grocer Under Contract

14 Absorption of Land West of I-95 (A) Largest Area of Land Holdings Parcel Use Acres Contract Amount or Est. Value per Acre Timing A Residential 1,686 $31.4mm ‘18 – ‘19 B Residential 146 $1.4mm ‘18 – ‘19 C Residential 129 $2.8mm ‘18 – ‘19 D Mitigation Bank 2,492 $5k - $7k ‘18 – ‘19 E Residential 1,053 $15k - $20k ‘19 – ‘20 West of I-95 Under Contract

15 Other Notable Parcels (A) Key Elements of Land Valuation F A B E C H G D (1) M LOCATION POTENTIAL END USE APPROX. TOTAL ACRES EST. RANGE OF POTENTIAL VALUES North of LPGA Blvd. & East of I-95 Commercial/Industrial 203 $150k - $250k Industrial Park West of I-95 Industrial - Distribution 850 $30k - $50k Mitigation Land Mitigation 2,492 $5k - $7k Northwest of Minto Land (SR 40 Frontage) Residential 1,053 $17k - $22k Across from Florida Hospital MOB/Retail/Multi-Fam 71 $125k - $150k E. of Williamson betw. LPGA & Strickland Residential 201 $60k - $100k SE Corner - Clyde Morris & LPGA Blvd Commercial/Industrial 102 $100k - $175k Gateway - Surrounding Trader Joes Industrial - Distribution 45 $80k - $125k Total 5,017 A F B E C H G D

16 Mitigation Bank Opportunity (A) Potential Opportunity for Joint Venture Acres: 2,492 Estimated Credits Created: 299 UMAM Est. Timing First Credit Sales: Q2 2018 Potential Monetization in 2018 Opportunity to convert approximately 2,500 acres of land into a much needed wetland mitigation bank in Tiger Bay Basin serving eastern Volusia & southern Flagler Counties in greater Daytona Beach area West of I-95 Under Contract

17 Other Notable Parcels (A) Potential Value Range: $150k - $250k Per Acre The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. Well-Positioned Land: North of LPGA Blvd. & East of I-95 East of I-95 Under Contract

18 Other Notable Parcels (A) Potential Value Range: $30k - $50k Per Acre The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. West of I-95 Well-Positioned Land: Industrial – Distribution Under Contract

19 Other Notable Parcels (A) Parcels A thru F Blended Value Range: $60k - $80k Per Acre Well-Positioned Land: East of I-95 A D C B The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. Under Contract E F

20 Other Notable Parcels (A) East of I-95 Potential Value Range: $125k - $150k Per Acre The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. Well-Positioned Land: MOB/Retail/Multi-Family

21 Other Notable Parcels (A) Potential Value Range: $80k - $125k Per Acre Well-Positioned Land: Industrial – Distribution East of I-95 The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range.

22 Income Property Investments ($000’s) Converting Land into Income Annual Acquisitions for 2005 – 2016 & YTD 2017 as of 6/30/17 2012 – YTD 2017 Total Acquisitions  $320.4mm Current Management Team 2005 – 2011 Total Acquisitions  $59.6mm 7 years ≈ 6 years Current CEO Hired August 2011 Diversified Markets  Higher Quality Properties $34,870 $15,083 $0 $9,692 $0 $0 $0 $25,717 $39,272 $42,166 $81,734 $91,475 $40,040 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 2017

23 Total Portfolio – Annual NOI ≈ $22.0mm Diversified High Quality Portfolio As of June 30, 2017 City % of NOI Raleigh 15.4% Santa Clara 10.5% Jacksonville 9.6% Orlando 8.6% Sarasota 7.0% All Other 48.9% Largest Markets Approx. 40% of NOI from Investment Grade Tenants (G) 16 Different Industries in Tenant Mix 11 11 Investment Grade Tenants (G) Portfolio Mix Different States Balanced Portfolio – Between Retail & Office 43% 57% Office Retail 63% 37% Single-Tenant Multi-Tenant

24 Diversified High Quality Portfolio As of June 30, 2017 36 Income Properties 20 Markets SF >1.9 million 7.5 Wtd./ Avg. Lease Term 3600 Peterson Santa Clara, CA 245 Riverside Ave. Jacksonville, FL Wells Fargo Raleigh, NC Carrabba’s Austin, TX Bank of America Monterey, CA Outback Steakhouse Charlottesville, VA LA Fitness Brandon, FL Jo-Ann Fabrics Saugus, MA Hilton Grand Vacations Orlando, FL Big Lots Germantown, MD Container Store Phoenix, AZ Whole Foods Sarasota, FL Century Theatre Reno, NV Rite Aid Renton, WA CVS Dallas, TX Westcliff Shopping Center Fort Worth, TX Strong Markets  Rent Growth Potential Raleigh 15.4% Santa Clara 10.5% Jacksonville 9.6% Orlando 8.6% Sarasota 7.0% Atlanta 5.8% Daytona Beach 5.4% Phoenix 4.5% Tampa 4.5% Houston 4.2% Charlotte 4.0% Fort Worth 3.8% Dallas 3.7% Reno 2.7% Seattle 2.5% Other 7.8%

25 Target Market Map Rank CTO MSA Investment Development 1 Austin, TX 3rd 1st 2 Dallas/Ft. Worth, TX 1st 5th 3 Portland, OR 8th 2nd 4 Seattle, WA 2nd 8th 5 Los Angeles, CA 6th 6th 6 Nashville, TN 9th 3rd 7 Raleigh/Durham, NC 13th 4th 8 Orange County, CA 5th 10th 9 Charlotte, NC 12th 7th 10 San Francisco, CA 7th 13th 11 Denver, CO 15th 9th 12 Boston, MA 10th 14th 13 New York/Manhattan, NY 4th 20th 14 Oakland/East Bay, CA 16th 12th 15 Atlanta, GA 11th 15th 16 New York/Brooklyn, NY 14th 19th 17 San Jose, CA 20th 11th 18 Salt Lake City, UT 18th 17th 19 Chicago, IL 17th 21st 20 Tampa, St. Petersburg, FL 23rd 16th 21 Phoenix, AZ 19th 23rd 22 Orlando, FL 27th 18th 23 San Diego, CA 24th 22nd 24 Washington D.C. - District 21st 28th 25 Miami, FL 25th 26th Source: 2017 ‘Emerging Trends in Real Estate’ publication by Urban Land Institute and PWC Investment – Indicates ranking of acquisition capital into respective market Development – Indicates ranking of development capital into respective market Ranking per ULI Study 26 Income Properties in Top 25 Markets 76% NOI from Properties in Top 25 Markets

26 2017 Acquisitions Sarasota, Florida $4.1 Million Investment High Growth Market  Strong Infill Location Single Tenant Retail 5.0 yrs. remaining lease term 18,120 Square Feet 1.20 Acres Rent escalation - $1/Sq. Ft. at each option renewal Build-to-Suit built in 2012 Investment basis $225/Sq. Ft Acquisition Cap Rate 7.1%

27 2017 Acquisitions Sarasota, Florida Single Tenant Property High Growth Market  Strong Infill Location DOWNTOWN SARASOTA

28 2017 Acquisitions Free-standing Grocery-anchored center; 4 single-tenant buildings Dense infill location near TCU Below market rents 96% occupied Underutilized 4.1 yrs. wtd. avg. remaining lease term 136,000 Square Feet/10.3 acres 3-mi. population: 122,000 3-mi. avg household income: $75,000 Acquisition Cap Rate 6.3% Strong Infill Location  Rent Growth Potential Fort Worth, Texas $15.0 Million Investment

29 2017 Acquisitions Fort Worth, Texas 4 Single tenant properties, 1 Multi-tenant Strong Infill Location  Rent Growth Potential

30 2017 Acquisitions Saugus, Massachusetts $6.3 Million Investment High Barriers to Entry  Strong Urban Market Single Tenant Retail 12 yrs. remaining lease term; early extension 22,500 Square Feet/2.6 acres 7.35% rent escalation during initial term Build-to-Suit built in 2008 Investment basis $281/Sq Ft; below replacement cost 3-mi. population: 110,000 3-mi. avg household income: $96,000 Located on major north Boston thoroughfare Acquisition Cap Rate 7.1% Metro Boston Area

31 2017 Acquisitions Saugus, Massachusetts Single Tenant High Barriers to Entry  Strong Urban Market

32 2017 Acquisitions Brandon, Florida $12.7 Million Investment Strong Market Strong Infill Location Metro Tampa Bay Area Single Tenant Retail Property 14.8 yrs. remaining lease term 45,000 Square Feet 10% rent escalation every 5 yrs. during initial term Built in 2006 Investment basis $282/Sq Ft; below replacement cost Acquisition Cap Rate 6.7%

33 2017 Acquisitions Brandon, Florida $1.9 Million Investment Strong Market Strong Infill Location Metro Tampa Bay Area Multi-Tenant Retail Property 7.4 yrs. Avg. remaining lease term 6,715 Square Feet 1st tenant: >2% annual rent escalation 2nd tenant: Per sq. ft. increase in 5th year Built in 2006 Investment basis $289/Sq Ft; below replacement cost Acquisition Cap Rate 6.7%

34 2017 Acquisitions Brandon, Florida Single Tenant and Multi-Tenant Property Strong Market Strong Infill Location Metro Tampa Bay Area

Single-Tenant Portfolio

As of June 30, 2017

Tenant/Building	S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	NOI	% of NOI
Wells Fargo	AA-	Raleigh, NC	Office	450,393	7.3	$2,761,000	12.5%
Hilton Grand Vacations (1)	BB+	Orlando, FL	Office	133,914	4.4	$1,506,000	6.8%
Lowe's	A	Katy, TX	Retail	131,644	9.6	$917,000	4.2%
LA Fitness	B+	Brandon, FL	Retail	45,000	14.8	$852,000	3.9%
CVS	BBB+	Dallas, TX	Retail	10,340	24.6	$685,000	3.1%
Harris Teeter	NR	Charlotte, NC	Retail	45,089	10.8	$677,000	3.1%
Container Store	NR	Phoenix, AZ	Retail	23,329	12.7	$630,000	2.9%
At Home	B	Raleigh, NC	Retail	116,334	12.2	$623,000	2.8%
Rite Aid	B	Renton, WA	Retail	16,280	9.1	$558,000	2.5%
Dick's Sporting Goods	NR	McDonough, GA	Retail	46,315	6.6	$479,000	2.2%
Jo-Ann Fabric	B	Saugus, MA	Retail	22,500	11.6	$450,000	2.0%
Best Buy	BBB-	McDonough, GA	Retail	30,038	3.6	$428,000	1.9%
Barnes & Noble	NR	Daytona Beach, FL	Retail	28,000	0.6	$390,000	1.8%
Big Lots	NR	Glendale, AZ	Retail	34,512	5.6	$365,000	1.7%
Walgreens	BBB	Alpharetta, GA	Retail	15,120	8.3	$363,000	1.6%
Big Lots	BBB	Germantown, MD	Retail	25,589	6.6	$358,000	1.6%
Walgreens	BBB	Clermont, FL	Retail	13,650	11.8	$328,000	1.5%
Bank of America	A+	Monterey, CA	Retail	32,692	3.4	$295,000	1.3%
Staples	NR	Sarasota, FL	Retail	18,120	4.6	$290,000	1.3%
Outback	BB	Charlottesville, VA	Retail	7,216	14.3	$283,000	1.3%
Outback	BB	Charlotte, NC	Retail	6,297	14.3	$202,000	0.9%
Outback	BB	Austin, TX	Retail	6,176	14.3	$190,000	0.9%
Carrabas	BB	Austin, TX	Retail	6,528	14.3	$159,000	0.7%
Total Single Tenant				1,265,076	9.3	$13,789,000	62.6%

Strong Cash Flows

(1) 2 Properties

CONSOLIDATED TOMOKA
35

36 Multi-Tenant Portfolio Strong Cash Flows As of June 30, 2017 2 Properties Tenant/Building Class Location Property Type Rentable Square Feet Remaining Lease Term NOI % of NOI 3600 Peterson NR Santa Clara, CA Office 75,841 4.8 $2,309,000 10.5% 245 Riverside Ave N/A Jacksonville, FL Office 136,856 4.1 $2,125,000 9.6% Whole Foods Centre BBB- Sarasota, FL Retail 59,341 5.2 $1,246,000 5.7% Westcliff Shopping Center N/A Ft. Worth, TX Retail 136,185 4.8 $843,000 3.8% Reno Riverside BB Reno, NV Retail 52,474 2.4 $587,000 2.7% Concierge Office N/A Daytona Beach, FL Office 22,012 2.0 $378,000 1.7% Mason Commerce Center N/A Daytona Beach, FL Office 30,720 4.2 $365,000 1.7% Fuzzy's/World of Beer NR Brandon, FL Office 6,715 7.3 $138,000 0.6% 7-11/Dallas Pharmacy A Dallas, TX Retail 4,685 7.3 $136,000 0.6% The Grove NR Winter Park, FL Retail 112,292 N/A $71,000 0.3% Williamson Busi Park N/A Daytona Beach, FL Office 15,360 7.1 $50,000 0.2% Total - Multi-Tenant 652,481 4.4 $8,248,000 37.4% (1)

37 How CTO’s Portfolio Stacks Up Stronger Demographics  Higher Density 3-Mile Population (1) 3-Mile Avg. Household Income (1) 3-Mile Median Household Income (1) Implied Cap Rate (1) Source: FBR & Co. as of June 26, 2017 85,534 58,580 54,502 53,043 51,526 51,452 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER SRC $62,918 $56,085 $54,953 $53,087 $52,473 $51,669 $0 $20,000 $40,000 $60,000 $80,000 CTO NNN O ADC VER SRC $78,466 $71,810 $70,623 $67,870 $67,396 $66,391 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER SRC 6.0% 5.2% 5.2% 7.3% 7.9% 0.0% 5.0% 10.0% CTO NNN O ADC VER SRC

38 Top Tenants versus Peers Better Credit  Better Real Estate BBB BBB BBB B+ BB+ BBB AA A NR NR AA- BB+ BBB- A B+ Raleigh, NC Orlando, FL Sarasota, FL Katy, TX Brandon, FL NR B+ BB- B+ NR A- Avg. Lease Term Leverage Level Top 3 States (by Rent) 7.8 33.3% (1) FL, NC, TX 9.7 27.8% TX, CA, IL 10.6 18.4% MI, TX, FL 11.4 34.1% TX, FL, IL Source: FBR & Co. as of June 26, 2017 %age reflects percentage of NOI (1) As of July 17, 2017 3.8% 4.0% 4.2% 5.5% 7.0% 2.7% 2.8% 3.2% 4.3% 10.5% 3.9% 4.2% 5.7% 7.1% 12.8% 3.4% 3.5% 3.8% 4.3% 5.3%

Potential investment yield (near term investment): 7% - 11% unlevered (I) Expected opening Q1 2018 Total estimated investment: $16.8 million Prior owner (developer) acquired the land in 2007 for approximately $34.5 million Received entitlement for 1 million sq. ft. 39 Opportunistic Investments in Income 6.04 acres Daytona Beach The Beach Parcel Near Term Investment: 2 Single Tenant Properties (restaurants) Land Est. development costs $6.0M(H) $10.8M Finding Opportunistic Value  Creating Favorable Returns Both Leases Executed (1) As of June 30, 2017 Scheduled to Open Q1 2018

Beach Parcel 40 APPENDIX Groundbreaking July 12, 2017

Potential stabilized yield: 8%-10% unlevered (I) 41 Opportunistic Investments in Income The Grove at Winter Park ≈112,000 sq. ft. situated on 14.35 acres Anchor Tenant Opened February 2017 Outparcel Tenant Effectively vacant property at acquisition Total estimated investment: $12.5 million Currently 53% Leased (1) Active negotiations could increase occupancy to 70% near term Est. renovations tenant improvements(H) Initial Investment $3.1M $9.4M (H) Finding Opportunistic Value  Creating Favorable Returns As of June 30, 2017 Jr. Anchor Tenant

79% of Debt at Fixed rate 64.1% Unsecured Weighted Average Rate <4.00% 42 Liquidity & Leverage As of June 30, 2017 Debt Schedule ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $75 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-225 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap Attractive Rates  Primarily Unsecured  Flexibility Borrowing Base Capacity Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $39.0 $36.0 3.19% 1.1 Convertible Notes (2) $75.0 4.50% 2.7 CMBS Loan (4) $30.0 4.33% 17.3 CMBS Loan $7.3 3.66% 0.7 Mortgage Loan (5) $25.0 3.17% 3.8 Totals/Average $50.5 $173.3 3.97% 5.0

43 Cumulative Shares Purchased Cumulative From 2012 Through July 17, 2017 Returning Capital to Shareholders (B)(D) Buybacks per Year $ Amount # of Shares 2012 $453,654 14,634 2013 $- - 2014 $927,913 25,836 2015 $6,484,844 119,403 2016 $7,431,896 151,453 YTD 2017 $5,512,960 104,098 Total $20,811,267 415,424 Opportunistic Repurchases  Accretive to NAV Cumulative $ Repurchased Average Price/Share $50.10 $453,654 $453,654 $1,381,567 $7,866,411 $15,298,307 $20,811,267 -60,000 20,000 100,000 180,000 260,000 340,000 420,000 $- $4,000,000 $8,000,000 $12,000,000 $16,000,000 $20,000,000 2012 2013 2014 2015 2016 YTD 2017

44 2017 Guidance (B)(D) Executing our Strategy and Business Plan Original 2017 Guidance Updated 2017 Guidance YTD 2017 Earnings Per Share (Basic) $2.25 - $2.45 $2.95 - $3.10 $2.95 (1) Acquisition of Income-Producing Assets $50mm - $70 mm No change $40.0mm Target Investment Yields (Initial Yield – Unlevered) 6% - 8% No change 6.65% Disposition of Income Properties $0 No change $0 Land Transactions $30mm - $50mm No change $39.6mm Leverage Target < 40% of TEV No change 33.3% As of June 30, 2017 (unless otherwise noted) Includes $0.24 in non-cash earnings for the elimination of the accrued liability associated with the straight-line accounting for the land lease which was terminated as part of acquisition of LPGA International golf course land. This earnings impact was not included in the Company’s original 2017 guidance for earnings per share.

Management Team

	Name / Title	Prior Experience	Started with Company
	**John P. Albright** President & Chief Executive Officer	• Archon Capital, a Goldman Sachs Company • Morgan Stanley • Crescent Real Estate Equities	2011
	**Mark E. Patten** Senior Vice President & Chief Financial Officer	• Simply Self Storage • CNL Hotels & Resorts • Vistana Inc. • KPMG	2012
	**Daniel E. Smith** Senior Vice President, General Counsel & Corporate Secretary	• Goldman Sachs Realty Management • Crescent Real Estate Equities • Hughes & Luce LLP (now part of K&L Gates)	2014
	**Steven R. Greathouse** Senior Vice President - Investments	• N3 Real Estate • Morgan Stanley • Crescent Real Estate Equities	2012
	**Teresa Thornton-Hill** Vice President & Corporate Counsel	• ICI Homes • Cobb Cole • Rogers Towers, P.A.	2005
	**E. Scott Bullock** Vice President of Real Estate	• International Speedway Corporation • Crescent Resources (Duke Energy) • Pritzker Realty Group • Disney Development Company (Walt Disney Co.)	2015

14 Total Employees

CONSOLIDATED TOMOKA | 45

46 Board of Directors William L. Olivari Certified Public Accountant, Formerly Partner with Olivari & Associates PA Howard C. Serkin Chairman, Heritage Capital, Inc. Thomas P. Warlow, III Chairman, Georgetown Enterprises, Inc. President & Chairman, The Martin Andersen-Gracia Foundation, Inc. Laura M. Franklin Former (Retired) Exec. Vice Pres., Accounting and Administration & Corp. Secretary, Washington REIT Casey R. Wold Founder, Managing Partner and Chief Executive Officer of Vanderbilt Office Properties John J. Allen President, Allen Land Group, Inc. and Mitigation Solutions, Inc. John P. Albright President & Chief Executive Officer, Consolidated-Tomoka Land Co. Director Since 2008 Director since 2011 Director since 2010 Director since 2016 Director since 2017 Director Since 2012 Director since 2009 Chairman of the Board Vice Chairman of the Board

The Map 47 APPENDIX

Appendix 48 APPENDIX Age Restricted Residential  First Latitude Margaritaville in U.S. Development Progress on Land Sold by CTO

Appendix 49 APPENDIX 1,000 + Residential Homes Development Progress on Land Sold by CTO

Appendix 50 APPENDIX 400,000 Sq. Ft. Distribution Center Development Progress on Land Sold by CTO

Appendix 51 APPENDIX RaceTrac at Williamson Crossing Development Progress on Land Sold by CTO

End Notes 52 End note references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions shall be closed or the timing or final terms thereof. There can be no assurances regarding the likelihood or timing of executing the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of June 30, 2017 reflecting: (i) expected estimated annualized rents and costs as of and for the six months ended June 30, 2017, excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of June 30, 2017. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the amount of our total investment or the timing of such investment There can be no assurances regarding the likelihood or timing of achieving the potential stabilized yield or targeted investment yield for the investments APPENDIX

Consolidated-Tomoka Land Co. 1530 Cornerstone Boulevard, Suite 100 Daytona Beach, FL 32117 P: 386.274.2202 Info@ctlc.com www.ctlc.com NYSE MKT: CTO Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com Contact Us (NYSE MKT: CTO) July 19, 2017 Whole Foods Market Center Sarasota Florida For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com. On the Right Path Q2 2017 Investor Presentation